SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 23, 2023

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COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $11.50 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 23, 2023, Coeptis Therapeutics Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) for the issuance and sale in a private place (the “Private Placement”) of (i) 777,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 1,223,000 shares of Common Stock, (iii) Series A warrants (the “Series A Warrants”) to purchase 2,000,000 shares of Common Stock, and (iv) Series B Warrants (the “Series B Warrants” and together with the Pre-Funded Warrants and the Series A Warrants , the “Warrants”) to purchase 2,000,000 shares of Common Stock for a combined purchase price per Share and accompanying Series A Warrant and Series B Warrant of $1.00 and a combined purchase price per Pre-Funded Warrant and accompanying Series A Warrant and Series B Warrant of $0.999.

The Series A Warrants and Series B Warrants are exercisable on or after the earlier of (i) the Shareholder Approval Date (as defined in the Purchase Agreement), or (ii) April 26, 2024 at an exercise price of $1.36 per share. The Series A Warrants have a term of exercise equal to eighteen (18) months and the Series B Warrants have a term of exercise equal to 5 and one-half (5.5) years. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full at an exercise price of $0.001 per share.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated October 23, 2023 with the Investor, pursuant to which the Company agreed to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 20 calendar days of the closing date of the Private Placement and to use its best efforts to have the Registration Statement declared effective as soon as possible, but in no event more than 45 calendar days after the filing of the initial registration statement (or 90 calendar days after the closing date in the event of a “full review” by the SEC). The Company is subject to customary liquidated damages in the event it does not meet certain filing requirements and deadlines set forth in the Registration Rights Agreement.

In addition, in consideration for the Investor’s participation in the Private Placement, the Company also agreed to amend the Investor’s existing Series A warrants to purchase up to 3,062,500 shares at an exercise price of $1.65 per share and Series B warrants to purchase up 3,062,500 shares of Common Stock at an exercise price of $1.65 per share issued on June 16, 2023 (collectively the “Existing Warrants”), by (i) reducing the exercise price of the Existing Warrants to $1.36 per share and the exercise and (ii) amending the Initial Exercise Date (as defined therein) of the Existing Warrants to be the earlier of (a) the Shareholder Approval Date (as defined in the Purchase Agreement) or (b) April 26, 2024 (the “Warrant Amendment”). The Warrant Amendment became effective upon closing of the Private Placement.

Ladenburg Thalmann & Co. Inc. acted as the Company’s exclusive placement agent (the “Placement Agent”) in connection with the Private Placement, pursuant to that certain placement agency Agreement, dated October 23, 2023, by and between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company paid the Placement Agent (i) a cash fee equal to 8.0% of the aggregate gross proceeds of the Private Placement, (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement, and (iii) $62,589 for legal fees of the Placement Agent. In addition, the Company issued to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase an aggregate of 120,000 shares of Common Stock at an exercise price of $1.40 per share. The Placement Agent Warrants are exercisable upon the Effective Date (as defined in the Purchase Agreement) and have a term of exercise equal to five years.

The net proceeds to the Company from the Private Placement, after deducting the Placement Agent’s fees and expenses but before paying the Company’s estimated offering expenses, are approximately $1.73 million. The Company intends to use the net proceeds from the Private Placement for the continued product development and for general corporate purposes, including working capital.

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The forms of the Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, Pre-Funded Warrant, Series A Warrant, Series B Warrant, and the Placement Agent Warrant are filed as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2, 4.3, and 4.4, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents do not purport to be complete and are qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

The Shares, the Warrants, the shares of Common Stock issuable upon exercise of the Warrants, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder.

Item 8.01	Other Events

On October 24, 2023, the Company issued a press release announcing the Private Placement, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Series A Warrant
4.3	Form of Series B Warrant
4.4	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.4	Form of Placement Agency Agreement
10.5	Form of Warrant Amendment Agreement
99.1	Press Release, dated October 24, 2023
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: October 27, 2023	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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